EXHIBIT 10.10


                            ASSET PURCHASE AGREEMENT
                            ------------------------

     THIS ASSET PURCHASE AGREEMENT, dated as of May 1, 2001, (the "APA") is made by and between Summit International Group, Inc., a Colorado corporation ("Summit" or "Seller"), and Ten Stix, Inc., a Colorado corporation ("Ten Stix" or "Buyer").

     WHEREAS, the parties hereto have entered into a separate Agreement with each other and with P. Chad Lacerte, Michael Humecki, Roger Adam, Tony Cranford and Thomas Sawyer, also dated as of May 2001 (the "Settlement Agreement");

     WHEREAS, this APA is the asset purchase agreement referred to in the Settlement Agreement and is entered into for the purpose of implementing the Settlement Agreement; and

     WHEREAS, the recitals made and the consideration given in the Settlement Agreement are deemed by the parties to be repeated and incorporated herein;

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. Acquired Assets. Subject to the terms and conditions set forth in this APA, at the Closing, Seller shall sell, transfer and convey to Buyer, and Buyer shall purchase and accept from Seller, all of Seller's right, title and interest in and to all of its assets including, without limitation, (1) U.S. Patent No. 5,718,427, being a patent on the card shuffling device marketed by Summit under the name "ProShuffle", (2) all ProShuffle devices, parts, inventory and equipment, and all equipment related to manufacturing, assembling or testing the ProShuffle devices, but only to the extent that Summit has, or claims to have, any right, title or interest in the same, and (3) all contracts, including without limitation all leases, related to the ProShuffle devices, (4) all accounts receivable arising out of the sale or lease of ProShuffle devices, (5) two promissory notes made by Tony Cranford, one payable to Summit in the approximate amount of $2,500.00; and one payable to Phil Lacerte in the approximate amount of $6,000.00,(6) two Blackjack tables located in Las Vegas, NV, and, (7) all other business assets located in Colorado, including but not limited to, a fax machine, a copy machine, miscellaneous tools, and office furniture in the possession of Tony Cranford and/or Thomas Sawyer and located within a certain storage unit in Colorado, under the control of P. Chad Lacerte and which will be emptied by Tony Cranford as soon as possible. (the "Assets"). Notwithstanding the above, Buyer is not acquiring one single deck ProShuffle device, one multi-deck ProShuffle device, one Blackjack table, nor the fax machine, copy machine, or other furniture or equipment, located in Dallas, TX.

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     2. Acquired Liabilities. Ten Stix hereby acknowledges the existence of a liability owed to Xpectra in the approximate amount of $110,000.00 and related to approximately 50 updated ProShuffle devices and parts in Xpectra's possession. Ten Stix hereby assumes this liability to Xpectra as more specifically set forth in the letter agreement attached hereto as Exhibit A, and agrees to conduct whatever negotiations are necessary to determine the final amount of this liability. Ten Stix also acknowledges the existence of liabilities owed to Jerry Delferro and Dick Stewart, each in the approximate value not exceeding $3,000.00and Ten Stix hereby assumes these liabilities and agrees to conduct whatever negotiations are necessary to determine the final value of each liability. Ten Stix also assumes and agrees to perform all of Summit's obligations under the ProShuffle leases that Ten Stix is acquiring pursuant to this APA.

     3. "As Is. Where Is". Buyer is acquiring the Assets on an "as is, where is" basis. Buyer acknowledges that Seller has not made any representations or warranties of any kind with respect to the Assets. Buyer represents that it has had an opportunity to ask questions and receive answers from Seller regarding the Assets and the business of Summit and its prospects and financial condition.

     4. Purchase Price. As consideration for acquiring the Assets, Buyer shall
(1) assume the liabilities referred to in Section 2 above; Buyer and Tony Cranford and Thomas Sawyer shall surrender to Summit all of their stock in Summit (approximately 10% each); and (3) pay the amount of $300,000 by means of two promissory notes duly signed and delivered as follows: a note in the amount of $220,000 payable to Summit in the form attached hereto as Exhibit B. Summit hereby acknowledges that Ten Stix has agreed to pay Michael Humecki $80,000 by a promissory note which payment and promissory note and related security interest, shall take precedence and priority over Ten Stix's obligation to Summit, all as set forth in the Promissory Note attached hereto as Exhibit C.

     5. Closing. The consummation of the transactions contemplated by this APA (the "Closing") shall take place at the offices of Pendleton, Friedberg, Wilson & Hennessey, P.C. on the 10th day of May 2001 at 11:00 AM.

     6. Deliveries at Closing.

        (a) At the Closing Seller shall deliver to Buyer a Bill of Sale conveying good, valid and marketable title to the Assets to Buyer free and clear of any and all claims and liens except as disclosed herein, and an Assignment and Assumption Agreement with respect to all currently outstanding ProShuffle lease "D agreements.

        (b) At the Closing Purchaser shall deliver its Promissory Notes, in the forms attached hereto as Exhibit B and Exhibit C, to Summit and Michael Humecki, respectively.

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     7. General Provisions.

        (a) Notices. Notices shall be considered delivered upon band delivery to below listed attorneys for the parties hereto, or by confirmed facsimile delivery to said attorneys, or three days after deposit of such notice in the U.S. Mail, first class, proper postage prepaid, to such attorneys as follows:

Leif A. Nelson, Esq.
Leif A. Nelson, P.C.
710 Kipling Street #402
Lakewood, CO 8OZ15
FAX: 303-237-0686

Stephen M. Johnson, Esq.                    Paul G. Bursick, Esq.
Hubbard & Johnson, P.C.                     Pendleton, Friedberg,
385 Detroit Street                          Wilson & Hennessey, P.C.
Denver, CO 80206                            303 East 17th Ave., #1000
FAX: 303-322-6907                           Denver, CO 80203
                                            FAX: 303-831-0786

        (b) Assignment. Neither party may assign this APA, or any rights or obligations related thereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any notice of assignment or request for assignment shall be delivered as set forth above.

        (c) Governing Laws. This APA shall be interpreted and enforced in accordance with the laws of the State of Colorado. The parties agree that any action. brought to enforce or interpret this APA shall be brought before the District Court for the City and County of Denver. Colorado and the parties expressly consent to venue in and jurisdiction of such court for that purpose.

        (d) Counterparts/Effectiveness. This APA may be executed in any number of counterparts, each of which taken together shall constitute a single integrated agreement. This APA may be executed in original or via facsimile transmission.

        (e) Entire Agreement. This APA and the matters expressly referred to herein constitute the entire agreement between the parties. No representations, warranties, undertakings or promises, whether oral, implied or otherwise, have been made by either Seller or Buyer to the other unless expressly stated herein of unless mutually agreed to in writing by such parties. Any amendments to this APA shall be in writing and signed by both Seller and Buyer.

        IN WITNESS WHEREOF, the undersigned have executed and delivered this APA as of the date first above written.

Summit International/Group, Inc.                Ten Stix, Inc.

By: /s/  P. Chad Lacerte                        By:
    -------------------------------                 ----------------------------
    Name: P. Chad Lacerte,                          Name:  Thomas Sawyer,
    Title:  President                               Title:  President

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


     7. General Provisions.


        (a) Notices. Notices shall be considered delivered upon hand delivery to below listed attorneys for the parties hereto, or by confirmed facsimile delivery to said attorneys, or three days after deposit of such notice in the U.S. Mail, first class, proper postage prepaid, to such attorneys as follows:

Leif A. Nelson, Esq.
Leif A. Nelson, P.C.
710 Kipling Street #402
Lakewood, CO 80215
FAX: 303-237-0686

Stephen M. Johnson, Esq.                    Paul G. Bursiek, Esq.
Hubbard & Johnson, P.C.                     Pendleton, Friedberg,
385 Detroit Street                          Wilson & Hennessey, P.C.
Denver, CO 80206 FAX: 303-322-6907          303 East 17th Ave., #1000
                                            Denver, CO 80203
                                            FAX: 303-831-0786

        (b) Assignment. Neither party may assign this APA, or any rights or obligations related thereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any notice of assignment or request for assignment shall be delivered as set forth above.

        (c) Governing Laws. This APA shall be interpreted and enforced in accordance with the laws of the State of Colorado. The parties agree that any action brought to enforce or interpret this APA shall be brought before the District Court for the City and County of Denver, Colorado and the parties expressly consent to venue in and jurisdiction of such court for that purpose.

        (d) Counterparts/Effectiveness. This APA may be executed in any number of counterparts, each of which taken together shall constitute a single integrated agreement. This APA may be executed in original or via facsimile transmission.

        (e) Entire Agreement. This APA and the matters expressly referred to herein constitute the entire agreement between the parties. No representations, warranties, undertakings or promises, whether oral, implied or otherwise, have been made by either Seller or Buyer to the other unless expressly stated herein or unless mutually agreed to in writing by such parties. Any amendments to this APA shall be in writing and signed by both Seller and Buyer.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this APA as of the date first above written.


Summit International/Group, Inc.                Ten Stix, Inc.

By: /s/                                         By:  /s/  Thomas Sawyer
    -------------------------------                 ----------------------------
    Name: P. Chad Lacerte,                          Name:  Thomas Sawyer,
    Title:  President                               Title:  President


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